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                                                                    EXHIBIT 21.1

Subsidiaries of Registrant
as of 10/31/01

                                                                                                                     Percentage
                                                                                                                     of Voting
                                                                                                                     Securities
                                                                                                                     Owned by
                                                                                 State of                            Immediate
Name                                                                             Incorporation                       Parent
----                                                                             -------------                       ----------
ABM Industries Incorporated                                                      Delaware                            Registrant
(*)  ABM Co. of  Boston                                                          California                          100%
     ABM Engineering Services Company                                            California                          100%
     ABM Facility Services Company                                               California                          100%
     ABM Global Facility Services +                                              California                          100%
     ABM Janitorial Services - Northern California                               California                          100%
     ABM Janitorial Services Co., Ltd.                                           British Columbia                    100%
     ABM Supply Company +                                                        California                          100%
     Accurate Janitor Service, Inc. +                                            California                          100%
     American Building Maintenance Co.                                           California                          100%
     American Building Maintenance Co. of Georgia                                California                          100%
     American Building Maintenance Co. of Hawaii +                               California                          100%
           Allied Maintenance Services, Inc.                                     California                          100%
     American Building Maintenance Co. of Illinois                               California                          100%
     American Building Maintenance Co. of Kentucky +                             California                          100%
     American Building Maintenance Co. of New York                               California                          100%
     American Building Maintenance Co. of Utah +                                 California                          100%
     American Building Maintenance Co. - West                                    California                          100%
     American Public Services                                                    California                          100%
     American Security and Investigative Services, Inc. +                        California                          100%
           ABMI Investigative Services +                                         California                          100%
           ABMI Security Services, Inc.                                          California                          100%
           American Commercial Security Services, Inc.                           California                          100%
     Ampco System Parking                                                        California                          100%
     Amtech Elevator Services                                                    California                          100%
     Amtech Energy Services +                                                    California                          100%
     Amtech Lighting & Electrical Services                                       California                          100%
     Amtech Lighting Services                                                    California                          100%
     Amtech Lighting Services of the Midwest                                     California                          100%
     Amtech Reliable Elevator Company of Texas +                                 Texas                               100%
     Beehive Parking, Inc. +                                                     Utah                                100%
     Bonded Maintenance Company                                                  Texas                               100%
     Bradford Building Services, Inc.                                            California                          100%
     California Janitorial and Supply Co. +                                      California                          100%
     Canadian Building Maintenance Co., Ltd. +                                   British Columbia                    100%
     CommAir Mechanical Services                                                 California                          100%
     Commercial Air Conditioning of Northern California, Inc. +                  California                          100%
     Commercial Property Services, Inc. +                                        California                          100%
     Servall Services, Inc.                                                      Texas                               100%
     Supreme Building Maintenance, Ltd.                                          British Columbia                    100%
     System Parking, Inc. +                                                      California                          100%
     Towel and Linen Service, Inc.+                                              California                          100%

(*) Subsidiary relationship to registrant or to subsidiary parents shown by progressive indentation.

+ Inactive companies.